Exhibit 10.16

PICARD MEDICAL, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

INSTRUCTIONS FOR PURCHASE

1.	Please sign and return the Purchase Agreement and return to a representative of Picard Medical, Inc.

Via mail:	4 Palo Alto Sq., Suite 200, Palo Alto, CA 94025

Via Email:	pschnegelsberg@syncardia.com

Please make purchase price payable as set forth below either by check or by wire transfer of immediately available funds.

International Wire/ACH Instructions:

To:	Wells Fargo Bank, N.A.
For the Benefit of:	Picard Medical, Inc.
Account #:	4942713215
SWIFT Code:	WFBIUS6S
Address:	420 Montgomery Street, San Francisco, CA 94104

U.S. Domestic Wires

To:	Wells Fargo Bank, N.A.
For the Benefit of:	Picard Medical, Inc.
Account #:	4942713215
Routing Numbers:	121042882 (ACH)
121000248 (Domestic Wires)
Address:	420 Montgomery Street, San Francisco, CA 94104

Paying by CHECK:

Checks should be made out to Picard Medical, Inc.

IMPORTANT NOTICES

THESE INVESTMENT DOCUMENTS, WHICH INCLUDE THE CONVERTIBLE NOTE PURCHASE AGREEMENT AND ACCREDITED INVESTOR QUESTIONNAIRE, AND THE EXHIBITS ATTACHED HERETO, HAVE BEEN PREPARED SOLELY FOR, AND ARE BEING DELIVERED ON A CONFIDENTIAL BASIS TO, PROSPECTIVE INVESTORS CONSIDERING THE PURCHASE OF UNSECURED CONVERTIBLE NOTES (THE “NOTES”) IN PICARD MEDICAL, INC., A DELAWARE CORPORATION (THE “COMPANY”). ANY REPRODUCTION OR DISTRIBUTION OF ANY INVESTMENT DOCUMENT (OR EXHIBIT ATTACHED HERETO), IN WHOLE OR IN PART, OR THE DISCLOSURE OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ALL RECIPIENTS OF THESE INVESTMENT DOCUMENTS AGREE THEY WILL KEEP CONFIDENTIAL ALL INFORMATION CONTAINED HEREIN AND NOT ALREADY IN THE PUBLIC DOMAIN AND WILL USE THESE INVESTMENT DOCUMENTS FOR THE SOLE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT IN THE COMPANY. BY ACCEPTING THESE INVESTMENT DOCUMENTS, EACH PROSPECTIVE PURCHASER AGREES TO THE FOREGOING.

EACH PROSPECTIVE PURCHASER SHOULD CONDUCT THEIR OWN INVESTIGATION OF THE INVESTMENT DESCRIBED HEREIN, INCLUDING THE MERITS AND RISKS ASSOCIATED WITH, AND THE TAX CONSEQUENCES OF, SUCH INVESTMENT. EACH PROSPECTIVE PURCHASER SHOULD MAKE THEIR OWN INQUIRIES AS TO THE COMPANY, ITS FINANCIAL POSITION, THE TERMS OF THE NOTES (INCLUDING LEGAL, TAX AND RELATED MATTERS) AND, WHEN CONVERTED, THE SHARES IN THE COMPANY INTO WHICH THE NOTES ARE CONVERTIBLE (THE “SHARES”).

EACH PROSPECTIVE PURCHASER ACKNOWLEDGES THAT THEY HAVE BEEN GIVEN THE OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS AND ADDITIONAL INFORMATION FROM THE COMPANY AND ITS REPRESENTATIVES CONCERNING THE SALE OF THE NOTES AND OTHER RELEVANT MATTERS. THE COMPANY IS NOT MAKING ANY REPRESENTATION OR WARRANTY TO A PURCHASER REGARDING THE LEGALITY OF AN INVESTMENT IN THE COMPANY BY SUCH PURCHASER OR ABOUT THE INCOME AND OTHER TAX CONSEQUENCES TO THEM OF SUCH AN INVESTMENT.

NEITHER THE NOTES NOR THE SHARES HAVE BEEN APPROVED OR DISAPPROVED BY ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, NOR HAS ANY SUCH AUTHORITY OR COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THESE INVESTMENT DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE NOTES AND THE SHARES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS OR THE LAWS OF ANY FOREIGN JURISDICTION. THE NOTES AND THE SHARES WILL BE OFFERED AND SOLD UNDER THE EXEMPTION PROVIDED BY SECTION 4(A)(2) OF THE ACT AND REGULATION D PROMULGATED THEREUNDER AND OTHER EXEMPTIONS OF SIMILAR IMPORT IN THE LAWS OF THE STATES AND OTHER JURISDICTIONS WHERE THE OFFERING WILL BE MADE.

ii

THE NOTES AND THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. IN ADDITION, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED, IN WHOLE OR IN PART, EXCEPT AS PROVIDED IN ANY SHAREHOLDERS AGREEMENT. ACCORDINGLY, INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THE NOTES AND SHARES FOR AN INDEFINITE PERIOD OF TIME. THERE WILL BE NO PUBLIC MARKET FOR THE NOTES AND SHARES, AND THERE IS NO OBLIGATION ON THE PART OF ANY PERSON TO REGISTER THE NOTES OR SHARES UNDER THE ACT OR ANY STATE SECURITIES LAWS. INVESTMENT IN THE NOTES AND THE SHARES INVOLVES CERTAIN SIGNIFICANT INVESTMENT RISKS, INCLUDING RISK OF LOSS OF CAPITAL.

THE COMPANY MAY WITHDRAW, CANCEL OR MODIFY THE OFFERING OF THE NOTES WITHOUT NOTICE. THE NOTES ARE SUBJECT TO THE RIGHT OF THE COMPANY TO REJECT ANY PURCHASER IN WHOLE, OR IN PART, FOR ANY REASON OR NO REASON AT ALL, OR TO ALLOT TO ANY PURCHASER LESS THAN THE AMOUNT OF THE NOTES SUBSCRIBED FOR IN THE PURCHASE AGREEMENT.

THE COMPANY HAS DETERMINED THE OFFERING PRICE FOR THE NOTES (AND UPON CONVERSION, SHARES) ARBITRARILY. THIS PRICE MAY NOT REFLECT THE VALUE OF THE COMPANY’S POTENTIAL EARNINGS OR ANY OTHER RECOGNIZED CRITERIA FOR VALUE.

NEITHER THESE INVESTMENT DOCUMENTS NOR THE EXHIBITS ATTACHED HERETO CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON OR ENTITY TO WHICH IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. THE COMPANY RESERVES THE RIGHT TO MODIFY ANY OF THE TERMS OF THE OFFERING AND THE NOTES DESCRIBED HEREIN.

iii

UNSECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

THIS UNSECURED CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 5th, 2024, by and among Picard Medical, Inc., a Delaware corporation (the “Company”), and the investor identified on Exhibit A attached hereto (“Purchaser”). “Parties” shall mean the Company and the Purchaser, and each may be individually referred to in this Agreement as a “Party.”

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Agreement to Sell and Purchase.

1.1 Sale and Issuance of Note. Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and covenants contained herein, (a) Purchaser agrees to lend to the Company, and (b) the Company agrees to borrow from Purchaser, the amount set forth opposite Purchaser’s name on Exhibit A attached hereto and the Company agrees to issue and deliver an unsecured convertible note (the “Note”) to Purchaser in such amount. The Note issued pursuant to this Section 1 shall be convertible into shares of common stock of the Company under the terms and conditions provided in the Note (the “Conversion Shares”). Purchaser shall, upon signing this Agreement, pay to the Company the full amount of the funds owed by Purchaser (as set forth on the signature page and Exhibit A) in cash by either check or wire transfer of immediately available funds as set forth on the cover page of this Agreement.

1.2 Closing, Delivery and Payment.

(a) Closing. The purchase and sale of the Note (“Closing”) shall take place remotely via the exchange of documents and signatures on the date hereof.

(b) Delivery; Payment. At Closing, the Company shall cause the books and records of the Company to reflect the amount of the Note being purchased by Purchaser at upon the payment of funds or release of funds held in trust.

1.3 Use of Proceeds. The Company will use the net proceeds (net of transaction fees and expenses incurred by the Company) from the sale of the Note for general corporate purposes, working capital, research and development, and other business expenses, including, without limitation those that may be incurred in pursuing additional equity financing.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as follows:

2.1 Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its material properties and assets as presently conducted and as proposed to be conducted. The Company is duly qualified, is authorized to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its activities or of its properties (either owned or leased) makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company’s financial condition or business as now conducted (a “Material Adverse Effect”).

2.2 Conversion Shares. The Conversion Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchasers; provided, however, that the Conversion Shares are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein.

2.3 Authorization. All corporate action required to be taken by the Company’s Board of Directors in order to authorize the Company to enter into this Agreement and to issue each Note has been taken or will be taken prior to Closing. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4 Offering Valid. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 3 hereof, the offer, sale and issuance of the Notes and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

3. Representations and Warranties of the Purchasers. Purchaser hereby represents and warrants to the Company that:

3.1 Authorization. Purchaser has full power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. All action on the part of Purchaser necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of Purchaser’s obligations under this Agreement, has been taken or will be taken prior to Closing. This Agreement, when executed and delivered by Purchaser, will constitute a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company that the Note to be acquired by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third party with respect to the Note or Conversion Shares. Purchaser has not been formed for the specific purpose of acquiring the Note.

3.3 Diligence Review. Purchaser acknowledges that it has completed its diligence review of the Company. Purchaser acknowledges that the burden to conduct an investigation of the Company lies solely with Purchaser, and represents and warrants that Purchaser has reviewed and had access to all items and materials that Purchaser desires to review as part of its diligence review, as well as the opportunity to ask questions of, and receive answers from, the officers of the Company concerning this Agreement, the Note, the exhibits and schedules attached hereto and thereto and the transactions contemplated by this Agreement, as well as the Company’s business, management and financial affairs, which questions were answered to its satisfaction. Purchaser believes that it has received all the information Purchaser considers necessary or appropriate for deciding whether to lend to the Company the principal amount of the Note and to acquire the Conversion Shares. Purchaser understands that such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects but were not necessarily a thorough or exhaustive description. Purchaser acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary substantially from actual results and that Purchaser shall have no claim against the Company or any Person acting on behalf of the Company with respect thereto. Purchaser also acknowledges that it is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

3.4 Transfer Restrictions; Conversion Shares Rights and Obligations. Purchaser understands and agrees that the Conversion Shares will be subject to certain rights, restrictions (including transfer restrictions), obligations, terms and conditions under the Company’s organizational documents and certain agreements among the stockholders of the Company (the “Investment Documents”), and that Purchaser has had an opportunity to request such Investment Documents and as ask questions regarding such Investment Documents.

3.5 [Reserved]

3.6 Speculative Nature of Investment. Purchaser understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. Purchaser can bear the economic risk of Purchaser’s investment and is able, without impairing Purchaser’s financial condition, to hold the Note and the Conversion Shares for an indefinite period of time and to suffer a complete loss of Purchaser’s investment.

3.7 Restricted Securities. Purchaser understands that the Note has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that the Note constitutes a “restricted security” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Note indefinitely unless it is registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Note or the Conversion Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Note, and on requirements relating to the Company which are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.8 No Public Market. Purchaser understands and acknowledges that no public market now exists for any of the securities issued or to be issued by the Company, and that the Company has made no assurances that a public market will ever exist for any of the Company’s securities.

3.9 Tax Advisors. Purchaser has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment, or the transactions contemplated by this Agreement.

3.10 Legal Advisors. Purchaser has been given adequate time to consult with its own legal counsel regarding the Company, this Agreement, the Note, and the Conversion Shares.

3.11 Restrictive Legends. Purchaser understands that the Note and the Conversion Shares (whether certificated or not), shall bear any restrictive legends which the Company reasonably determines are appropriate, substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY UNITED STATES SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF (A “TRANSFER”) EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT PURSUANT TO REGULATIONS PROMULGATED THEREUNDER AND UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

3.12 Accredited Investor. Purchaser is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. Purchaser submitted an accredited investor questionnaire to the Company.

3.13 Foreign Investors. If Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), Purchaser hereby represents that he has satisfied itself as to the full observance of the laws of its jurisdiction in connection with subscription for the Note subscribed for by Purchaser and the Conversion Shares associated therewith, or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Note and Conversion Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Note or Conversion Shares. Purchaser’s subscription and payment for, and his, her or its continued beneficial ownership of such Note or Conversion Shares, will not violate any applicable securities or other laws of Purchaser’s jurisdiction. Purchaser also hereby represents that Purchaser is not a “10-percent shareholder” as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.

4. Miscellaneous.

4.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2 Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Venue shall be the state and federal courts of Delaware.

4.3 Counterparts; Facsimile. This Agreement may be executed and delivered by electronic signature, facsimile or scan/e-mail signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the Party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at their address as set forth immediately below, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 7.5:

(a)	if to the Company, to:

4 Palo Alto Sq., Suite 200, Palo Alto, CA 94025
Attention: Patrick Schnegelsberg
pschnegelsberg@syncardia.com

(b)	if to Purchaser, to the address set forth with respect to Purchaser on Exhibit A hereto.

4.6 Amendments and Waivers. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and Purchaser. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities. Purchaser acknowledges that by the operation of this paragraph, the holders of a majority of the outstanding principal amount of the Note issued pursuant to this Agreement will have the right and power to diminish or eliminate all rights of Purchaser under this Agreement.

4.7 Expenses. Each Party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

4.8 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non- defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.10 Entire Agreement. This Agreement (including all schedules and exhibits hereto) constitutes the full and entire understanding and agreement between the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties are expressly canceled.

* * * * * *

IN WITNESS WHEREOF, the Parties have executed this Convertible Note Purchase Agreement as of the date first written above.

COMPANY:

PICARD MEDICAL, INC.

By:	/s/ Patrick NJ Schnegelsberg
Name:	Patrick NJ Schnegelsberg
Title:	Chief Executive Officer

[Signature Page to Convertible Note Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Convertible Note Purchase Agreement as of the date first written above.

PURCHASER:

By:	/s/ Xiaohong Shang
Name:	Xiaohong Shang

Address:

106 Stone Cliff Road, Princeton, NJ 08540

United States

Email:

Amount paid by Purchaser to the Company for the Note:

US$1,000,000.00 (One Million Dollars)

[Signature Page to Convertible Note Purchase Agreement]

EXHIBIT A

See attached.

CONFIDENTIAL

PICARD MEDICAL INC.

CONVERTIBLE NOTE OFFERING

TERM SHEET

THIS TERM SHEET DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. THIS TERM SHEET DOES NOT CONSTITUTE AN OFFER TO ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. ALL INFORMATION CONTAINED HEREIN IS AS OF THE DATE OF THIS TERM SHEET, AND NEITHER THE DELIVERY OF THIS TERM SHEET NOR ANY SALES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, IMPLY THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE SUCH DATE.

Section I: Convertible Note

We have prepared this Term Sheet (“Term Sheet”) for distribution to a limited number of prospective investors (“Lenders”) for their confidential use in evaluating an investment in the Notes. This Term Sheet contains only selected information and does not purport to include all information that might be required in a prospectus or registration statement used in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”).

Issuer:	Picard Medical, Inc. (“we” or the “Company”).

Summary of the Offering:	The Company is seeking to raise an aggregate amount of up to $15,000,000.00 (US Dollar fifteen million) in principal amount of unsecured convertible promissory notes (the “Notes”), convertible into equity securities of the Company.

Interest Rate:	Paid in kind interest shall accrue at the rate of 6% per annum based on a 365-day year.

Minimum Offering Amount; Minimum Investment:	There is no minimum offering amount. We are offering the Notes on a “best efforts, no minimum” basis and there is no minimum dollar amount of Notes that must be sold before the Company may accept subscriptions and begin using proceeds.

Maturity Date; Prepayment:	Unless earlier repaid or converted, outstanding principal and unpaid accrued interest on the Notes shall be due and payable after six (6) months from the date of this Agreement. Principal and accrued interest may not be prepaid unless approved in writing by the Requisite Holders.

Conversion at IPO or Financing:

In the event the Company consummates, while the Loan remain outstanding, an initial public offering (an “IPO”), then all principal, together with all unpaid accrued interest under the Loan, shall automatically convert into the securities issued in the IPO at a conversion price equal to fifty percent (50%) of the lowest price per share paid by the other purchasers of equity securities in the IPO.

In the event the Company consummates an equity, debt, or other financing (a “Financing”) prior to an IPO, then all principal, together with all unpaid accrued interest under the Notes, shall automatically convert, in the event of an equity financing, into the securities issued at a conversion price equal to fifty percent (50%) of the lowest price per share paid by the other purchasers of equity securities prior to the Financing, or, in the event of a debt financing prior to an IPO, the terms of this Loan Agreement shall be amended and restated to match the terms of such debt financing at the Lender’s option.

CONFIDENTIAL

Change of Control:

In the event of a merger or consolidation of the Company, sale of all or substantially all of the Company’s assets or a sale of all or at least a majority of outstanding equity securities of the Company (a “Sale of the Company”) any time prior to conversion or repayment of the Loan, then notwithstanding any provision of the Loan to the contrary, (i) the Company will give the Lender at least 30 days’ prior written notice of the anticipated closing date of such Sale of the Company and (ii) the Company will pay to the holder of each Loan an amount equal to the aggregate amount of principal and unpaid interest then outstanding under such Loan in full satisfaction of the Company’s obligations under such Loan; provided, however, that if a premium is paid for the assets or equity securities of the Company in a Sale of the Company, then such premium will also be applied to the payment referenced in this clause (ii). For example, if the assets of the Company in a Sale of the Company are acquired at a 5% premium, then the payment referenced in clause (ii) of this paragraph would be equal to the aggregate amount of principal and unpaid interest then outstanding under such Loan plus 5% of such amount.

Events of Default:	The terms of the Notes contain events of default as are typically contained in promissory notes such as the Notes, including:

● Failure of the Company to make payments under the Notes within 90 days of when due;

● The Company’s default in its performance under the Note Purchase Agreement or the Notes, which default has not been cured within 90 days of Company being notified of the same;

● Voluntary bankruptcy petitions (or the like) filed by the Company; and

● Involuntary bankruptcy petitions (or the like) filed against the Company.

Upon an event of default, the outstanding principal amount of the Notes plus any accrued interest due thereunder shall become immediately due and payable upon the demand of the Requisite Holders.

Security:	The Notes will be general, unsecured obligations of the Company.

Registration:	All of the shares issuable pursuant to this transaction including all the shares underlying the Notes (the “Registrable Securities”) shall be subject to registration rights pursuant to which the Company shall file an initial registration statement (the “Registration Statement”) to register the resale of the shares by the Investor within 90 days of the initial closing of the IPO and use its best efforts to have such registration statement declared effective within 90 days of filing thereof. The initial registration statement shall include a number of shares equal to 100% coverage of the Notes. To the extent that additional Registrable Securities remain outstanding after all shares under the initial registration statement have been sold, the Company shall be required to file additional registration statements for such shares as soon as allowable under SEC rules and regulations.

Lock Up:

Lenders will agree to not sell, directly or indirectly, or otherwise dispose of any of the Registrable Securities without prior written consent for a period of 180 days after the close of the IPO. This lock-up agreement provides limited exceptions, and the restrictions may be waived at any time. Upon the expiration of the applicable lock-up periods, substantially all of the Registrable Securities subject to such lock-up restrictions will become eligible for sale, subject to any aforementioned limitations.

Use of Proceeds:	Proceeds will be used to fund the general working capital of the Company.

CONFIDENTIAL

Note Purchase Agreement:	The Notes will be issued pursuant to a Convertible Promissory Note Purchase Agreement between the Company and all Lenders.

Amendments:	The Convertible Note Purchase Agreement and Notes may be amended, and any provision thereunder may be waived by written consent of the Company and the Requisite Holders.

Expenses:	The Company and each Lenders in the Notes shall each bear their own legal and other expenses with respect to the transactions contemplated by this Term Sheet.

Confidentiality:	Each of the Company and each Lenders in the Notes agrees not to disclose the terms of this Term Sheet except to its officers, board members, accountants, or attorneys.

[Remainder of this page left blank intentionally]

[Signature page follows]

CONFIDENTIAL

Section II: Signatures

Please indicate your agreement with and acceptance of the foregoing by countersigning, where indicated below.

Sincerely,

Picard Medical Inc.

/s/ Patrick NJ Schnegelsberg
By:	Patrick NJ Schnegelsberg
Its:	Chief Executive Officer

Agreed to this date of: 6/5/2024

[Lender]

By:	Xiaohong Shang

Signature:	/s/ Xiaohong Shang

Agreed to this date of: 6/5/2024

Address:	106 Stone Cliff Road Princeton, NJ 08540

Amount paid by Lender to the Company for the Note:

US$: 1,000,000

US$ (in words): One million dollars

[Signature page]

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